THE BEAR STEARNS FUNDS

                               Fixed Income Funds

                                Income Portfolio
                        High Yield Total Return Portfolio

                           Class A, B, C and Y Shares

                        Prospectuses dated August 1, 2003

                  Prospectus Supplement dated December 12, 2003

      The following supplements and modifies the information in this Prospectus.

Reorganization of the Income Portfolio

      In connection with the strategic arrangement between Bear Stearns Asset Management Inc. and The Dreyfus Corporation, the Board of Trustees of Dreyfus Premier Fixed Income Funds, on behalf of its series Dreyfus Premier Core Bond Fund, on December 11, 2003, approved the reorganization of the Income Portfolio into Dreyfus Premier Core Bond Fund. The Board of Trustees of The Bear Stearns Funds had approved this reorganization on November 17, 2003. Please refer to the Prospectus supplement dated November 18, 2003 for more information.

Please insert this Supplement in the front of your Prospectus(es). If you want to obtain more information, please call 1-800-766-4111.

                                                                    BSF-S-030-01